UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

ADAMANT DRI PROCESSING AND MINERALS GROUP

(Exact name of registrant as specified in its charter)

Nevada	000-49729	61-1745150
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Chunshugou Luanzhuang Village

 Zhuolu County, Zhangjiakou

 Hebei Province, China, 075600

 (Address of principal executive offices)

86-313-6732526

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 27, 2017 Adamant DRI Processing and Minerals Group, a producer and supplier of direct reduced iron (DRI) feedstock for China’s steel manufacturing and processing industries, issued a press release announcing the restart of production and initial sales following a 2-year production modernization period. A copy of the press release is filed as Exhibit 99.1.

 The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Text of press release issued on April 27, 2017 by Adamant DRI Processing and Minerals Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADAMANT DRI PROCESSING AND MINERALS GROUP

Date: April 28, 2017	By:	/s/ Changkui Zhu
Changkui Zhu Chief Executive Officer (Principal Executive Officer)